Exhibit 10.16 CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS. Supplemental Agreement No. 12 to Purchase Agreement No. 03776 between The Boeing Company and United Airlines, Inc. Relating to Boeing Model 737 *** Aircraft THIS SUPPLEMENTAL AGREEMENT, entered into as of December 12, 2018, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (Customer) (SA-12); WHEREAS, the parties hereto entered into Purchase Agreement No. 3776 dated July 12, 2012, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing model 737 *** aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement; WHEREAS, the parties wish to (i) *** 737-*** Aircraft scheduled for delivery in *** from the Purchase Agreement; and (ii) *** certain promotional support elements. NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows: 1. Table of Contents. The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-12”). 2. Tables. Table 1A entitled “737-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled “Table 1A” (identified by “SA-12”) to *** 737-*** Aircraft scheduled for delivery in ***, inclusive. 3. Letter Agreements. Letter Agreement UAL-PA-03776-LA-1207646R2 entitled “Promotional Support” is deleted in its entirety and replaced with UAL-PA-03776-LA-1207646R3 (identified by “SA-12”) to revise certain promotional support elements. UAL-PA-03776 SA-12, Page 1 BOEING / UNITED AIRLINES, INC. PROPRIETARY �                  !!!   " !!! # $% !!!&  $% !!!'     ( )     *  +    #     #    (   # #   #,-. /.01 23 1-40 567. 40 8.31 491.9142968: ;869<=> ?@ @ � @A   BCDEFG H IFEJDK LEMNEFDOP EFQR SMCSMEDJLMT �           ! "!   #  $ % $ % #&  ' & ()*+, -.,/01 2.34506 70/*,8 5/9:/0,;< /02=>> !  " ?   >> @ $ " $  �&    �&    !  " ?   @ $ " $   &$    &$    %A&AB  C&) D&  &$ $ &# B& &  E#& & & �        !" ##$ �  � �  �      !!"#$  % "&'(! ) * + *, - !! .,# �  /)/01112"&"#$ *!111 '03 111/)/01112"&"#$ *!111 '0456 7879:::;<=<>?@ABC;DB<EFABG=<;H@;IJFK<;=B>JL::: 95MNO  � 0 /)/0111P111/)/01112Q 2R  '0S0% /)/01112Q 2R  0) /)/01112Q 2R  0+ /)/01112Q 2R  '03T 2"&UV,#!U#$ #W#  KK �NO  � X 111!Y#,Z2,!111 X% 111!Y#,Z2,!1112 (/)/01112 '03T[X T[X\W#/)/01112 '0/T[X% T[X\W#/)/01112 '03Q' Q# ,'$$ \W# '03XX XR]!111 '̂* '&̂2* Q ,$ # _̂ 0*04)//̀'0%*R 2) ab �A   F 6K K � c

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2. Commitment.

As more particularly set forth in this Letter Agreement, Boeing agrees to provide Promotional Support to Customer during the Performance Period in a value not to exceed *** for the first Covered Aircraft delivered to Customer and not to exceed *** per Covered Aircraft for each Covered Aircraft delivered to Customer thereafter. **For the avoidance of doubt, Customer may request payment of any or all of such Promotional Support prior to delivery of the first Covered Aircraft to Customer.**

3. Methods of Performance.

3.1 Subject to the Commitment Limit, Boeing will reimburse *** of Customer's payments of Qualifying Third Party Fees provided that Customer provides Boeing copies of paid invoices for such Qualifying Third Party Fees no later *** after the delivery of the first Covered Aircraft.

3.2 Notwithstanding the above, at Customer's request and subject to a mutually agreed project, Boeing will provide certain Promotional Support during the Performance Period directly to Customer. The full value of such Boeing provided Promotional Support will be accounted for as part of the Commitment Limit and will correspondingly reduce the amount of Qualifying Third Party Fees that are subject to reimbursement pursuant to Article 3.1 above. Additionally, without duplication the parties agree that the sum of *** **(*** Promo Support)** shall be available to Customer on a *** basis. For the avoidance of doubt, the *** Promo Support shall be spent on promotional activity selected at Customer's discretion and shall be made available within *** of the effective date of this Letter Agreement.

3.2.1 Without duplication, the parties further agree that the sum of *** **(2018 *** Promo Support)** shall be available to Customer on a *** basis. For the avoidance of doubt, the 2018 *** Promo Support shall be spent on promotional activity selected at Customer's discretion and shall be made available for payment within *** of presentation of invoices for Promotional Support.

3.3 In the event Customer does not (i) *** of the Commitment Limit within the Performance Period or (ii) submit its paid invoices for Qualifying Third Party Fees within the required time, as set forth in Article 3.1, Boeing shall have no further obligation to Customer for such *** Commitment Limit or to *** Customer for such Qualifying Third Party Fees, respectively.

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4. Project Approval.

Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer's designated representative to review and approve the extent, selection, scheduling, and *** process for the Promotional Support to be provided pursuant to this Letter Agreement.

5. Assignment.

Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238 the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer's becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

6. Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.

Very truly yours,

THE BOEING COMPANY

By: /s/ Irma L. Krueger

Its: Attorney-in-Fact

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BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date: December 12, 2018

UNITED AIRLINES, INC.

By: /s/ Gerald Laderman

Its: Executive Vice President and Chief Financial Officer

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